2




               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  May 31, 1996.



                              AFGL INTERNATIONAL, INC.
     (Exact name of registrant as specified in its charter)



                 Commission File Number: 0-23170


         NEVADA                                    75-2134871
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)


        850 Third Avenue
        New York, New York                             10022
(Address of principal executive offices)             (Zip Code)

Registrant's Telephone Number:  (212) 508-3400




                         NOT APPLICABLE
 (Former name, former address and former fiscal year, if changed since last report)
          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 31, 1996, AFGL International, Inc. ("Company"), closed the purchase of all of the capital stock of Irene Cohen Temps, Inc., Corporate Staffing Alternatives, Inc., and Certified Technical Staffing, Inc., and substantially all the operating assets of Irene Cohen Personnel, Inc. The capital stock of Irene Cohen Temps, Inc., Corporate Staffing Alternatives, Inc., and Certified Technical Staffing, Inc., was purchased for cash from a small group of stockholders not affiliated with the Company at a purchase price of $9,362,032, subject to adjustment based on the closing date balance sheets. The operating assets of Irene Cohen Personnel, Inc., were purchased for $500,000 payable out of future earnings derived from use of the assets acquired. The businesses acquired by the Company offer a broad range of employment-related services consisting of human resource administration (including temporary and permanent placement services), employment regulatory compliance management, workers' compensation coverage, health care, and other employee benefits.

     Prior to and at the time the acquisition was completed, the Company raised $6,300,000 through a private offering of preferred stock, and obtained a term loan in the amount of $9,000,000 and a revolving credit commitment in the amount of $6,000,000 from Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation. A portion of the debt and equity financing was used by the Company to complete the acquisition and payoff the Company's credit facilities with Finova Capital Corporation and Merrill Lynch Business Financial Services, and the remainder will be used for working capital needs as they arise.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

It is impracticable for the Company to provide the required financial statements at the time this report on Form 8-K is filed. The Company proposes to file the required financial statements as soon as the statements are available. The Company expects that it will file the required financial statements no later than 60 days after the date on which this report on Form 8-K is required to be filed.



(b)  Pro Forma Financial Information

It is impracticable for the Company to provide the required pro forma financial information at the time this report on Form 8-K is filed. The Company proposes to file the required pro forma financial information as soon as it is available. The Company expects that it will file the required financial information no later than 60 days after the date on which this report on Form 8-K is required to be filed.
(c)  Exhibits

     Included in this report are the following exhibits.

Exhibit No.   SEC Ref.   Title of Document
                No.
     1          (2)      Stock Purchase Agreement
                         dated
                           April 10, 1996

     2          (2)      Asset Purchase Agreement
                         dated
                           May 31, 1996

     3          (4)      Series C 8% Convertible
                         Preferred
                           Stock Designation

     4          (4)      Series D 8% Convertible
                         Preferred
                           Stock Designation

     5          (4)      Series E Convertible
                         Preferred
                           Stock Designation

     6          (4)      Credit Agreement dated May
                         31, 1996
     7          (4)      Revolving Note dated May
                         31, 1996
     8          (4)      Term Note dated May 31,
                         1996

     9          (4)      Security Agreement dated
                         May 31, 1996
    10          (4)      Warrant Agreement dated May
                         31, 1996
    11          (4)      Registration Rights
                         Agreement dated
                           May 31, 1996

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AFGL INTERNATIONAL INC.

DATED:  June 14, 1996         By Barry S. Roseman (Signature)
                              Chief Operating Officer